UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 12, 2007

                                 iMergent, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         001-32277                                    87-0591719
  (Commission File Number)                (IRS Employer Identification No.)

        754 East Technology Avenue
                Orem, Utah                             84097
 (Address of Principal Executive Offices)            (Zip Code)

                                 (801) 227-0004
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 5, 2007, iMergent, Inc. (the "Company") received a "notice of failure to satisfy certain of the Exchange's Continued Listing Standards" from the American Stock Exchange ("Exchange") dated October 4, 2007. Particularly, the Exchange has determined that the Company had inadequate internal controls which, in the opinion of the Exchange, is contrary to the public interest. The Exchange determined that the Company violated Section 1003(f)(iii) of the Company Guide issued by the Exchange.

As disclosed in the Company's Form 10-Q for the quarter ended March 31, 2007, in an article in the May 5, 2007 edition of Barron's, it was alleged that Don Danks, chief executive officer, shared material non-public information with select individuals and institutional investors.

The Company also reported in Form 8-K on August 30, 2007, an investigation concerning the allegations found that Mr. Danks appears to have violated Regulation Fair Disclosure under the federal securities laws by disclosing material nonpublic information about the Company's fiscal third quarter 2007 earnings to a third party. The investigation found no evidence that Danks disclosed this information to anyone else. The Company mitigated any potential misuse of the information contained in the Barron's article by releasing its quarterly financial information in a press release and in an SEC Form 8-K before the stock market opened on Monday, May 7, 2007.

In the same letter the Exchange determined that, based on the fact the Company took prompt corrective action to resolve the matter and ensured that it does not happen in the future, the Exchange will not apply the continued listing evaluation and follow up procedures listed in Section 1009 of the Exchange's Company Guide.



                  Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:
Exhibit
Number        Description
99.1          Press release dated  October 12, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                 IMERGENT, INC.

                                 /s/ Robert M. Lewis
                                 -----------------------------------------------
                                 By: Robert M. Lewis, Chief Financial Officer
                                 Date: October  12, 2007